STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 003 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Investments - at fair value:
Participant-directed investments	$ 911,788,553	$ 789,443,230
Cash	8,706	11,034
Receivables:
Employer contribution	11,806,706	11,625,554
Notes receivable from participants	10,131,620	10,141,466
Total receivables	21,938,326	21,767,020
Net assets available for benefits	$ 933,735,585	$ 811,221,284